Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

22.    SUBSEQUENT EVENTS

The Company expanded the scope of its restructuring plan in January 2023, designed to improve operating margin and support the company’s growth, scale, and profitability objectives. As part of this plan, the Company started winding down its operations in Portugal, resulting in a 21% reduction in the total workforce and an approximately 96% reduction in the workforce in Portugal. The Company incurred charges related to severance, employee benefits, real estate and equipment exit costs, and write-offs of inventories.

The Company has identified and disclosed all subsequent events that require disclosure as of the date of this statement. Therefore, apart from the event disclosed, there are no other subsequent events that require disclosure as of the year end December 31, 2022.